SCHEDULE 14A
                               (RULE 14A-101)

                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.      )

 Filed by the Registrant [X]

 Filed by a Party other than the Registrant [   ]

 Check the appropriate box:

 [  ] Preliminary Proxy Statement
 [  ] Confidential, For Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
 [  ] Definitive Proxy Statement
 [  ] Definitive Additional Materials
 [X ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         EL PASO ENERGY CORPORATION
                        ----------------------------
             (Name of Registrant as specified in its  charter)

                        ----------------------------
  (Name of person(s) filing proxy statement, if other than Registrant)

 Payment of Filing  Fee (Check the appropriate box):

 [X]  No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4)  Proposed maximum aggregate value of transactions:
      (5)  Total fee paid.

 _____
 [  ] Fee paid previously with preliminary materials.
 [  ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:

El Paso Energy Corporation ("El Paso") and certain other persons named below may be deemed to be participants in the solicitation of proxies in respect of the proposed merger
(the "Merger") of El Paso Merger Company, a wholly-owned subsidiary of El Paso ("Merger Sub"), with and into The
Coastal Corporation ("Coastal"), and the issuance of shares of common stock, par value $3.00 per share, of El Paso, in connection therewith, pursuant to the Agreement and Plan of Merger, dated as of January 17, 2000, by and among El Paso, Coastal and Merger Sub. The participants in this solicitation may include the directors of El Paso (Ronald
L. Kuehn, Jr. (Chairman), Byron Allumbaugh, Juan Carlos
Braniff, James F. Gibbons, Ben F. Love, Max L. Lukens,
Kenneth L. Smalley, Adrian Tocklin, Malcolm Wallop, William
A. Wise, Joe B. Wyatt, and Selim K. Zilkha); and the following officers and employees of El Paso: William A.
Wise (President and Chief Executive Officer), Jeffrey I.
Beason (Vice President and Controller), Alan Bishop
(Manager, Stock Transfer Activities), H. Brent Austin
(Executive Vice President and Chief Financial Officer),
Bruce L. Connory (Vice President, Investor and Public
Relations), Norma F. Dunn (Senior Vice President, Investor and Public Relations), Ralph Eads (Executive Vice
President, Production, Power and Gas Group), John B.
Holmes, Jr. (President, El Paso Production Company), John
D. Hushon (President, El Paso Energy International
Company), Greg G. Jenkins (President, El Paso Merchant
Energy Company), Bridget Mc Evoy (Manager, Investor
Relations), Robert G. Phillips (President, El Paso Field
Services Company), Joel Richards III (Executive Vice
President, Human Resources and Administration), C. Dana
Rice (Senior Vice President and Treasurer), Patricia A.
Shelton (President, El Paso Natural Gas Company), David L.
Siddall (Vice President, Associate General Counsel and
Corporate Secretary), William A. Smith (Executive Vice
President, Business Development), John W. Somerhalder II
(President, Eastern Pipeline Group and Tennessee Gas
Pipeline Company), Britton White Jr. (Executive Vice
President and General Counsel, Legal and Governmental
Affairs), James C. Yardley (President, Southern Natural Gas
Company). As of the date of this communication, other than Mr. Wise, who beneficially owns approximately 1.3% of El
Paso's common stock and Mr. Zilkha, who beneficially owns approximately 6% of El Paso's common stock, none of the foregoing participants beneficially own individually in excess of 1% of El Paso's common stock. Not including
Messrs. Wise and Zilkha, the participants, in the aggregate, beneficially own approximately 2% of El Paso's common stock.